Portfolio of Investments – as of March 31, 2025 (Unaudited)
Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 72.5% of Net Assets

Non-Convertible Bonds — 71.5%
	ABS Car Loan — 3.2%
$405,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	$415,270
730,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	760,961
300,000	American Credit Acceptance Receivables Trust, Series 2025-1, Class D, 5.540%, 8/12/2031(a)	299,422
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	1,783,442
940,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class B, 5.580%, 12/20/2030(a)	951,208
205,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class C, 6.110%, 12/20/2030(a)	205,369
875,000	Bridgecrest Lending Auto Securitization Trust, Series 2024-2, Class D, 6.300%, 2/15/2030	898,956
265,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	271,247
125,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	130,771
100,000	Carvana Auto Receivables Trust, Series 2024-N1, Class C, 5.800%, 5/10/2030(a)	100,997
320,000	Carvana Auto Receivables Trust, Series 2024-N3, Class D, 5.380%, 12/10/2030(a)	315,442
209,000	Carvana Auto Receivables Trust, Series 2024-P1, Class D, 6.250%, 3/10/2031(a)	215,286
100,000	Credit Acceptance Auto Loan Trust, Series 2024-1A, Class C, 6.710%, 7/17/2034(a)	102,989
290,000	Credit Acceptance Auto Loan Trust, Series 2024-2A, Class C, 6.700%, 10/16/2034(a)	301,389
260,000	Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.390%, 1/16/2035(a)	259,448
255,000	Drive Auto Receivables Trust, Series 2024-1, Class C, 5.430%, 11/17/2031	257,640
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028(a)	2,298,214
665,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	684,306
960,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	998,856
365,000	Exeter Automobile Receivables Trust, Series 2024-5A, Class D, 5.060%, 2/18/2031	363,453
105,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	105,319
285,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	290,237
460,000	Ford Credit Auto Owner Trust, Series 2023-2, Class D, 6.600%, 2/15/2036(a)	477,841
240,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	245,866
200,000	GLS Auto Receivables Issuer Trust, Series 2024-1A, Class D, 5.950%, 12/17/2029(a)	201,210
105,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class C, 5.930%, 6/17/2030(a)	106,880
100,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class D, 6.370%, 8/15/2031(a)	101,582
100,000	GLS Auto Select Receivables Trust, Series 2024-4A, Class D, 5.280%, 10/15/2031(a)	98,725
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$944,500	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	$941,811
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	1,049,495
100,000	LAD Auto Receivables Trust, Series 2024-3A, Class D, 5.180%, 2/17/2032(a)	98,978
210,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.710%, 8/15/2029(a)	219,367
955,000	Santander Drive Auto Receivables Trust, Series 2024-3, Class D, 5.970%, 10/15/2031	969,076
100,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.040%, 4/15/2030(a)	101,690
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.480%, 9/15/2027(a)	1,931,673
635,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	649,655
815,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	850,805
290,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class C, 5.650%, 2/15/2029(a)	292,885
720,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class D, 6.020%, 10/15/2029(a)	733,115
195,000	Westlake Automobile Receivables Trust, Series 2024-2A, Class D, 5.910%, 4/15/2030(a)	197,445
190,000	Westlake Automobile Receivables Trust, Series 2025-1A, Class C, 5.140%, 10/15/2030(a)	191,645
260,000	Westlake Automobile Receivables Trust, Series 2025-1A, Class D, 5.540%, 11/15/2030(a)	261,423
		21,731,389
	ABS Credit Card — 0.2%
1,100,000	Fortiva Retail Credit Master Note Business Trust, Series 2024-ONE, Class B, 9.700%, 11/15/2029(a)	1,112,476
625,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	627,219
		1,739,695
	ABS Home Equity — 4.0%
156,604	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(b)	154,635
135,213	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(b)	134,574
74,106	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034(b)	63,573
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(c)	1,871,674
19,467	CHL Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 5.855%, 9/20/2034(b)(c)	17,802
1,330,711	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052(a)	1,271,073
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.616%, 5/15/2052(a)(c)	238,577
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052(a)	1,207,195
730,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(c)	738,656
183,210	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	185,813

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$94,745	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	$95,192
77,562	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(b)	77,038
93,639	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034(b)	93,237
1,578,027	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 4.102%, 12/27/2060(a)(c)	1,572,639
89,821	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	91,247
317,328	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 5.091%, 9/19/2045(c)	165,082
524,425	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, 30 day USD SOFR Average + 2.200%, 6.540%, 5/25/2042(a)(c)	531,317
782,332	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 7.090%, 5/25/2042(a)(c)	799,923
255,000	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, 30 day USD SOFR Average + 2.700%, 7.040%, 7/25/2043(a)(c)	261,787
45,000	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R08, Class 1M2, 30 day USD SOFR Average + 2.500%, 6.840%, 10/25/2043(a)(c)	45,956
121,807	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(c)	117,567
225,170	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	189,374
310,789	IndyMac INDX Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD SOFR + 1.334%, 5.655%, 9/25/2034(b)(c)	247,012
488,694	JP Morgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	504,666
227,826	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD SOFR + 0.634%, 4.955%, 2/25/2046(b)(c)	196,926
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 7.375%, 5/25/2034(b)(c)	175,594
99,903	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	98,326
69,590	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	68,846
97,378	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	97,910
290,995	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	289,251
7,001	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 6.275%, 5/25/2036(b)(c)	6,481
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060(a)(c)	211,686
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$225,700	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(b)	$136,533
428,641	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(b)	391,795
785,000	New Residential Mortgage Loan Trust, Series 2024-RTL1, Class A1, 6.664%, 3/25/2039(a)(c)	793,710
745,231	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(c)	687,466
820,000	NYMT Loan Trust, Series 2024-BPL2, Class A1, 6.509%, 5/25/2039(a)(c)	830,878
445,000	NYMT Loan Trust, Series 2024-BPL3, Class A2, 5.637%, 9/25/2039(a)(c)	442,004
390,561	NYMT Loan Trust, Series 2024-CP1, Class A1, 3.750%, 2/25/2068(a)(c)	362,778
354,595	NYMT Loan Trust, Series 2025-R1, Class A, 6.381%, 2/25/2030(a)(c)	357,024
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038(a)	790,819
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	553,529
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	456,662
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	894,911
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	383,952
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	564,452
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	370,530
235,000	Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2040(a)	225,149
77,435	PRPM LLC, Series 2023-RCF2, Class A1, 4.000%, 11/25/2053(a)(c)	76,067
535,839	PRPM LLC, Series 2024-2, Class A1, 7.026%, 3/25/2029(a)(c)	540,521
142,004	PRPM LLC, Series 2024-5, Class A1, 5.689%, 9/25/2029(a)(c)	141,880
352,503	PRPM LLC, Series 2024-7, Class A1, 5.870%, 11/25/2029(a)(c)	353,473
88,237	PRPM LLC, Series 2024-RCF1, Class A1, 4.000%, 1/25/2054(a)(c)	86,470
362,734	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(c)	362,482
451,878	Redwood Funding Trust, Series 2024-1, Class A, 7.745%, 12/25/2054(a)(c)	456,211
955,787	Redwood Funding Trust, Series 2025-1, Class A, 7.584%, 5/27/2055(a)(c)	964,959
930,000	Roc Mortgage Trust, Series 2024-RTL1, Class A1, 5.589%, 10/25/2039(a)(c)	927,795
1,566,111	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD SOFR + 0.424%, 4.745%, 7/25/2035(c)	932,320
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038(a)	1,018,754
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039(a)	1,098,172
525,000	TVC Mortgage Trust, Series 2024-RRTL1, Class A2, 5.956%, 7/25/2039(a)(c)	526,174
		27,548,099

Principal Amount (‡)	Description	Value (†)

	ABS Other — 6.2%
$1,206,848	AASET Ltd., Series 2024-2A, Class A, 5.930%, 9/16/2049(a)	$1,216,696
1,018,686	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	961,880
601,249	AASET Trust, Series 2025-1A, Class A, 5.943%, 2/16/2050(a)	605,521
164,561	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033(a)	162,177
625,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	629,646
100,000	Affirm Asset Securitization Trust, Series 2024-A, Class 1D, 6.890%, 2/15/2029(a)	100,545
240,000	Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.610%, 2/15/2029(a)	241,123
225,000	Affirm Asset Securitization Trust, Series 2024-A, Class B, 5.930%, 2/15/2029(a)	226,364
130,000	Affirm Asset Securitization Trust, Series 2024-X2, Class D, 6.080%, 12/17/2029(a)	130,802
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040(a)(c)	1,452,754
711,327	ALTDE Trust, Series 2025-1A, Class A, 5.900%, 8/15/2050(a)	717,778
268,613	ALTDE Trust, Series 2025-1A, Class B, 6.534%, 8/15/2050(a)	274,116
495,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2019-1A, 4.723%, 6/05/2049(a)	485,692
168,172	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	161,128
250,000	Aqua Finance Trust, Series 2024-A, Class D, 6.530%, 4/18/2050(a)	253,948
2,110,700	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	2,081,770
550,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	572,774
195,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.490%, 4/17/2035(a)	198,795
377,245	Business Jet Securities LLC, Series 2024-1A, Class A, 6.197%, 5/15/2039(a)	384,232
90,024	Business Jet Securities LLC, Series 2024-1A, Class B, 6.924%, 5/15/2039(a)	92,863
335,067	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	311,995
388,146	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	365,842
851,265	Clsec Holdings 22t LLC, Series 2021-1, Class C, 6.171%, 5/11/2037(a)	804,953
635,000	Compass Datacenters Issuer III LLC, Series 2025-1A, Class A2, 5.656%, 2/25/2050(a)	645,639
240,000	Compass Datacenters Issuer III LLC, Series 2025-1A, Class A3, 5.852%, 2/25/2050(a)	243,437
421,818	Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class C, 10.160%, 1/20/2031(a)	429,706
755,000	CyrusOne Data Centers Issuer I LLC, Series 2025-1A, Class A2, 5.910%, 2/20/2050(a)	768,725
409,480	EverBright Solar Trust, Series 2024-A, Class A, 6.430%, 6/22/2054(a)	411,121
140,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	149,334
285,000	Foundation Finance Trust, Series 2024-2A, Class D, 6.590%, 3/15/2050(a)	288,525
770,000	Foundation Finance Trust, Series 2025-1A, 5.260%, 4/15/2050(a)	764,289
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$540,000	Foundation Finance Trust, Series 2025-1A, 6.090%, 4/15/2050(a)	$536,063
2,800,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	2,848,616
175,000	GoodLeap Home Improvement Solutions Trust, Series 2024-1A, Class B, 6.380%, 10/20/2046(a)	177,171
82,723	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032(a)	82,497
41,784	Hilton Grand Vacations Trust, Series 2022-1D, Class C, 4.690%, 6/20/2034(a)	41,405
189,111	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	180,063
150,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	153,559
180,000	Kapitus Asset Securitization IV LLC, Series 2024-1A, Class 1C, 7.150%, 9/10/2031(a)	180,744
500,000	Kapitus Asset Securitization IV LLC, Series 2024-1A, Class A, 5.490%, 9/10/2031(a)	501,165
954,612	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	940,904
1,776,764	Labrador Aviation Finance Ltd., Series 2016-1A, Class A1, 4.300%, 1/15/2042(a)	1,727,865
234,018	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	233,575
249,565	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043(a)	247,809
110,000	Mariner Finance Issuance Trust, Series 2024-AA, Class D, 6.770%, 9/22/2036(a)	110,928
910,000	Marlette Funding Trust, Series 2023-4A, Class B, 8.150%, 12/15/2033(a)	944,692
110,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.230%, 4/20/2054(a)	112,458
89,238	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	88,056
87,748	MVW LLC, Series 2024-1A, Class C, 6.200%, 2/20/2043(a)	89,681
80,300	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	79,987
375,000	OnDeck Asset Securitization Trust IV LLC, Series 2024-1A, Class C, 8.990%, 6/17/2031(a)	387,058
165,000	OnDeck Asset Securitization Trust IV LLC, Series 2024-2A, Class C, 7.030%, 10/17/2031(a)	165,641
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035(a)	970,918
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	741,912
782,985	OWN Equipment Fund I LLC, Series 2024-2M, Class A, 5.700%, 12/20/2032(a)	790,953
247,392	PK ALIFT Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/2039(a)	251,052
435,000	Republic Finance Issuance Trust, Series 2024-A, Class A, 5.910%, 8/20/2032(a)	438,784
120,000	Republic Finance Issuance Trust, Series 2024-B, Class A, 5.420%, 11/20/2037(a)	121,397
430,000	Republic Finance Issuance Trust, Series 2024-B, Class C, 6.600%, 11/20/2037(a)	429,982
645,000	RFS Asset Securitization II LLC, Series 2024-1, Class A, 6.550%, 7/15/2031(a)	655,662
105,000	SCF Equipment Leasing LLC, Series 2024-1A, Class C, 5.820%, 9/20/2032(a)	107,638
100,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.580%, 6/21/2033(a)	102,949

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$535,000	SEB Funding LLC, Series 2024-1A, Class A2, 7.386%, 4/30/2054(a)	$554,894
274,591	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037(a)	273,284
91,724	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	93,902
78,911	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	81,474
826,848	Slam Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046(a)	767,268
716,477	Slam Ltd., Series 2024-1A, Class A, 5.335%, 9/15/2049(a)	706,869
927,668	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	859,285
113,832	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.750%, 6/20/2046(a)	103,632
371,650	Sunnova Helios V Issuer LLC, Series 2021-A, Class B, 3.150%, 2/20/2048(a)	205,649
416,801	Sunnova Helios XIII Issuer LLC, Series 2024-A, Class A, 5.300%, 2/20/2051(a)	395,481
152,625	TIF Funding III LLC, Series 2024-1A, Class A, 5.480%, 4/20/2049(a)	153,495
950,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class A1, SOFR + 1.400%, 5.730%, 11/15/2027(a)(c)	950,283
335,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class B, 7.290%, 11/15/2027(a)	340,245
135,000	Uniti Fiber ABS Issuer LLC, Series 2025-1A, Class A2, 5.877%, 4/20/2055(a)	137,096
283,989	Volofin Finance DAC, Series 2024-1A, Class A, 5.935%, 6/15/2037(a)	286,753
371,018	Volofin Finance DAC, Series 2024-1A, Class B, 6.211%, 6/15/2037(a)	375,590
1,852,167	Wave LLC, Series 2019-1, Class C, 6.413%, 9/15/2044(a)	1,255,917
1,168,527	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	1,092,609
451,035	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(c)	446,216
631,881	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045(a)	596,228
195,838	Willis Engine Structured Trust V, Series 2020-A, Class B, 4.212%, 3/15/2045(a)	185,561
214,239	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	196,882
323,286	Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.000%, 10/15/2048(a)	335,068
765,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.640%, 4/20/2054(a)	786,685
490,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class B, 7.810%, 4/20/2054(a)	508,014
		42,263,734
	ABS Residential Mortgage — 0.9%
353,215	GITSIT Mortgage Loan Trust, Series 2024-NPL1, Class A1, 7.466%, 6/25/2054(a)(c)	356,419
2,276,350	GITSIT Mortgage Loan Trust, Series 2025-NPL1, Class A1, 6.276%, 2/25/2055(a)(c)	2,295,811
589,863	MFA Trust, Series 2024-NPL1, Class A1, 6.330%, 9/25/2054(c)	593,255
Principal Amount (‡)	Description	Value (†)

	ABS Residential Mortgage — continued
$275,008	PRET LLC, Series 2024-NPL4, Class A1, 6.996%, 7/25/2054(a)(c)	$275,099
293,997	RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.021%, 1/25/2029(a)(c)	296,076
481,306	VCAT LLC, Series 2025-NPL1, Class A1, 5.877%, 1/25/2055(a)(c)	485,568
1,320,296	VCAT LLC, Series 2025-NPL3, Class A1, 5.889%, 2/25/2055(a)(c)	1,324,223
59,861	VOLT XCII LLC, Series 2021-NPL1, Class A1, 5.893%, 2/27/2051(a)(c)	59,847
435,985	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 5.893%, 2/27/2051(a)(c)	435,831
342,649	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 6.240%, 2/27/2051(a)(c)	342,804
		6,464,933
	ABS Student Loan — 1.9%
138,101	Ascent Education Funding Trust, Series 2024-A, Class A, 6.140%, 10/25/2050(a)	139,939
105,000	Ascent Education Funding Trust, Series 2024-A, Class C, 8.010%, 10/25/2050(a)	105,982
324,696	College Avenue Student Loans LLC, Series 2021-A, Class D, 4.120%, 7/25/2051(a)	300,956
619,565	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041(a)	583,143
586,410	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042(a)	572,421
1,520,272	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042(a)	1,489,091
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068(a)	2,975,272
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068(a)	622,205
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069(a)	280,121
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069(a)	1,085,743
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069(a)	620,795
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062(a)	710,452
207,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 7.300%, 6/15/2032(c)	206,401
716,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 7.300%, 3/15/2033(c)	714,520
71,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 7.300%, 3/15/2033(c)	70,853
233,681	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	231,907
128,161	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD SOFR + 0.864%, 5.184%, 10/15/2035(a)(c)	128,019
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	184,200
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	493,775

Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$230,000	SMB Private Education Loan Trust, Series 2024-A, Class B, 5.880%, 3/15/2056(a)	$235,240
1,350,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.120%, 5/15/2046(a)	1,145,544
		12,896,579
	ABS Whole Business — 1.2%
1,510,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	1,552,343
194,500	EWC Master Issuer LLC, Series 2022-1A, Class A2, 5.500%, 3/15/2052(a)	190,971
246,875	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	262,971
143,550	Hardee's Funding LLC, Series 2024-1A, Class A2, 7.253%, 3/20/2054(a)	147,502
2,913,562	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,741,888
1,378,075	Planet Fitness Master Issuer LLC, Series 2024-1A, Class A2I, 5.765%, 6/05/2054(a)	1,392,130
1,591,013	Subway Funding LLC, Series 2024-1A, Class A2I, 6.028%, 7/30/2054(a)	1,599,941
440,000	Wingstop Funding LLC, Series 2024-1A, Class A2, 5.858%, 12/05/2054(a)	445,276
		8,333,022
	Aerospace & Defense — 2.2%
260,000	Axon Enterprise, Inc., 6.125%, 3/15/2030(a)	262,398
130,000	Axon Enterprise, Inc., 6.250%, 3/15/2033(a)	131,337
2,230,000	BAE Systems PLC, 5.300%, 3/26/2034(a)	2,257,496
1,630,000	Boeing Co., 3.625%, 2/01/2031	1,511,275
1,265,000	Boeing Co., 5.150%, 5/01/2030	1,272,845
1,170,000	Boeing Co., 5.705%, 5/01/2040	1,137,364
2,980,000	Boeing Co., 5.805%, 5/01/2050	2,836,905
70,000	Boeing Co., 5.930%, 5/01/2060	65,846
330,000	Boeing Co., 6.388%, 5/01/2031	351,654
320,000	Boeing Co., 6.528%, 5/01/2034	342,876
795,000	Boeing Co., 6.858%, 5/01/2054	863,526
485,000	Boeing Co., 7.008%, 5/01/2064	525,542
2,245,000	RTX Corp., 6.100%, 3/15/2034	2,407,444
1,575,000	Textron Financial Corp., 3 mo. USD SOFR + 1.997%, 6.320%, 2/15/2067(a)(c)	1,442,259
		15,408,767
	Agency Commercial Mortgage-Backed Securities — 0.3%
2,116,419	RCO X Mortgage LLC, Series 2025-1, Class A1, 5.875%, 1/25/2030(a)(c)	2,130,410
	Airlines — 0.2%
1,560,731	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	1,482,070
	Automotive — 0.2%
360,000	ZF North America Capital, Inc., 6.750%, 4/23/2030(a)	342,083
315,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	309,566
535,000	ZF North America Capital, Inc., 6.875%, 4/23/2032(a)	496,335
560,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	539,756
		1,687,740
Principal Amount (‡)	Description	Value (†)

	Banking — 2.5%
$3,600,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	$3,231,167
1,010,000	Credit Agricole SA, (fixed rate to 1/10/2034, variable rate thereafter), 6.251%, 1/10/2035(a)	1,032,473
2,390,000	JPMorgan Chase & Co., Series OO, (fixed rate to 4/01/2030, variable rate thereafter), 6.500%(d)	2,446,028
3,105,000	Morgan Stanley, (fixed rate to 2/07/2034, variable rate thereafter), 5.942%, 2/07/2039	3,134,049
330,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	291,802
440,000	Synchrony Financial, (fixed rate to 3/06/2030, variable rate thereafter), 5.450%, 3/06/2031	436,847
805,000	Synchrony Financial, (fixed rate to 8/02/2029, variable rate thereafter), 5.935%, 8/02/2030	816,325
1,030,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	1,258,654
865,000	UBS Group AG, (fixed rate to 2/08/2034, variable rate thereafter), 5.699%, 2/08/2035(a)	887,002
375,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	333,830
740,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	767,654
1,500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	1,605,540
1,000,000	UniCredit SpA, (fixed rate to 6/03/2031, variable rate thereafter), 3.127%, 6/03/2032(a)	890,080
200,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	196,515
		17,327,966
	Brokerage — 0.7%
500,000	BGC Group, Inc., 6.150%, 4/02/2030(a)	497,861
1,525,000	Blue Owl Finance LLC, 6.250%, 4/18/2034	1,561,833
315,000	Citadel LP, 6.000%, 1/23/2030(a)	320,156
240,000	Citadel LP, 6.375%, 1/23/2032(a)	246,252
2,015,000	Jefferies Financial Group, Inc., 6.200%, 4/14/2034	2,053,941
		4,680,043
	Building Materials — 1.0%
2,745,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	2,458,263
2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(d)	2,281,645
1,960,000	Quikrete Holdings, Inc., 6.375%, 3/01/2032(a)	1,972,446
		6,712,354
	Cable Satellite — 4.0%
3,020,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	2,974,515
640,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	403,598
100,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.900%, 6/01/2052	64,663
5,495,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	3,648,809
170,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.800%, 3/01/2050	128,169

Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$415,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.250%, 4/01/2053	$335,362
690,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.834%, 10/23/2055	671,338
2,200,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	1,573,823
400,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	290,052
4,965,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	2,416,155
920,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.000%, 2/15/2031(a)	883,384
4,420,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	4,057,319
975,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	822,264
8,522,597	EchoStar Corp., 10.750%, 11/30/2029	8,955,228
205,000	Time Warner Cable LLC, 6.550%, 5/01/2037	203,344
		27,428,023
	Construction Machinery — 0.7%
3,340,000	John Deere Capital Corp., SOFR + 0.500%, 4.858%, 3/06/2028(c)	3,338,601
1,475,000	United Rentals North America, Inc., 6.125%, 3/15/2034(a)	1,475,922
		4,814,523
	Consumer Cyclical Services — 0.4%
2,535,000	Uber Technologies, Inc., 4.800%, 9/15/2034	2,462,018
	Electric — 0.2%
830,000	Pacific Gas & Electric Co., 6.400%, 6/15/2033	867,463
780,000	Southern Co., 5.700%, 3/15/2034	805,579
		1,673,042
	Finance Companies — 1.7%
1,670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	1,479,543
1,015,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	875,968
730,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.375%, 12/15/2031	735,514
405,000	Aircastle Ltd., 5.950%, 2/15/2029(a)	416,504
1,190,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	1,239,838
460,000	Aircastle Ltd./Aircastle Ireland DAC, 5.750%, 10/01/2031(a)	469,059
495,000	Avolon Holdings Funding Ltd., 5.375%, 5/30/2030(a)	495,673
255,000	Macquarie Airfinance Holdings Ltd., 5.150%, 3/17/2030(a)	251,431
920,000	Macquarie Airfinance Holdings Ltd., 5.200%, 3/27/2028(a)	920,615
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	94,059
3,720,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	3,191,008
1,640,000	SMBC Aviation Capital Finance DAC, 5.100%, 4/01/2030(a)	1,643,996
		11,813,208
	Financial Other — 0.4%
230,894	Add Hero Holdings Ltd., Series IAI, 8.500% PIK or 7.500% Cash, 9/30/2029(e)	18,472
178,463	Add Hero Holdings Ltd., Series IAI, 9.000% PIK or 8.000% Cash, 9/30/2030(e)	4,462
233,782	Add Hero Holdings Ltd., Series IAI, 9.800% PIK or 8.800% Cash, 9/30/2031(e)	5,260
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025(f)	47,045
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026(f)	$37,464
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025(f)	37,801
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025(f)	137,661
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(f)	20,613
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(f)	18,450
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(f)	45,000
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(f)	27,881
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	88,768
1,258,407	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	46,939
272,752	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(h)	7,520
130,747	China Aoyuan Group Ltd., Series IAI, 5.500% PIK or 0.000% Cash, 9/30/2031(e)	1,812
337,685	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 15.996%–16.004%(c)(d)(h)	2,901
630,000	China Evergrande Group, 8.250%, 3/23/2022(f)	7,875
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(f)	14,596
270,000	China Evergrande Group, 9.500%, 4/11/2022(f)	5,535
220,000	China Evergrande Group, 9.500%, 3/29/2024(f)	3,590
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(f)	127,339
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	85,406
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(f)	9,114
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(f)	37,013
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(f)	208,421
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	92,557
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	94,074
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(f)	47,388
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(f)	61,981
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	29,396
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	17,459
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)	42,058
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	37,156
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	30,982
403,612	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(e)	44,397
404,592	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(e)	44,505
811,149	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(e)	93,915
1,219,670	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(e)	140,384
1,222,621	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(e)	141,518
575,709	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(e)	66,339
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(f)	7,568
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	39,093

Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	$321,200
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(f)	24,050
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)	30,087
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)	39,566
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)	6,800
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)	349
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(f)	295
		2,500,055
	Food & Beverage — 1.8%
3,230,000	Cargill, Inc., SOFR + 0.610%, 4.969%, 2/11/2028(a)(c)	3,242,920
1,555,000	JBS USA LUX SARL/JBS USA Food Co./JBS USA Foods Group, 5.950%, 4/20/2035(a)	1,598,229
715,000	Mars, Inc., 5.200%, 3/01/2035(a)	718,580
6,450,000	PepsiCo, Inc., 4.400%, 2/07/2027	6,484,068
		12,043,797
	Gaming — 0.4%
1,635,000	VICI Properties LP, 5.125%, 5/15/2032	1,600,230
1,180,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	1,126,577
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,998
		2,731,805
	Government Owned - No Guarantee — 0.6%
465,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	442,528
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	2,666,889
735,000	Ecopetrol SA, 8.375%, 1/19/2036	716,134
		3,825,551
	Health Care REITs — 0.1%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	394,116
	Health Insurance — 0.5%
1,040,000	Centene Corp., 3.375%, 2/15/2030	940,573
2,150,000	Centene Corp., 4.625%, 12/15/2029	2,059,868
585,000	Molina Healthcare, Inc., 4.375%, 6/15/2028(a)	557,192
		3,557,633
	Healthcare — 0.4%
2,520,000	HCA, Inc., 5.600%, 4/01/2034	2,533,966
	Home Construction — 0.3%
2,330,000	Meritage Homes Corp., 5.650%, 3/15/2035	2,292,464
	Independent Energy — 1.4%
1,595,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	1,335,390
4,195,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	4,227,335
920,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028	876,296
1,090,000	EQT Corp., 3.625%, 5/15/2031(a)	995,632
430,000	Leviathan Bond Ltd., 6.125%, 6/30/2025	429,161
115,000	Leviathan Bond Ltd., 6.500%, 6/30/2027	113,324
60,000	Ovintiv, Inc., 6.500%, 8/15/2034	62,547
Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$1,290,000	Permian Resources Operating LLC, 6.250%, 2/01/2033(a)	$1,284,897
455,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	475,555
		9,800,137
	Integrated Energy — 0.5%
3,265,000	Chevron USA, Inc., SOFR Index + 0.360%, 4.718%, 2/26/2027(c)	3,269,773
	Leisure — 0.8%
1,880,000	Carnival Corp., 5.750%, 3/01/2027(a)	1,881,182
580,000	Carnival Corp., 6.000%, 5/01/2029(a)	575,938
1,530,000	Carnival Corp., 6.125%, 2/15/2033(a)	1,507,707
890,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	888,167
620,000	NCL Corp. Ltd., 6.750%, 2/01/2032(a)	612,438
335,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	333,928
		5,799,360
	Life Insurance — 0.2%
780,000	Global Atlantic Fin Co., 3.125%, 6/15/2031(a)	687,734
425,000	Global Atlantic Fin Co., 4.400%, 10/15/2029(a)	410,637
		1,098,371
	Lodging — 0.4%
255,000	Choice Hotels International, Inc., 5.850%, 8/01/2034	255,535
690,000	Marriott International, Inc., 5.300%, 5/15/2034	688,531
1,535,000	Marriott International, Inc., 5.500%, 4/15/2037	1,517,880
		2,461,946
	Media Entertainment — 1.7%
615,000	AppLovin Corp., 5.125%, 12/01/2029	617,383
1,550,000	AppLovin Corp., 5.500%, 12/01/2034	1,549,654
1,094,700	iHeartCommunications, Inc., 7.750%, 8/15/2030(a)	810,417
3,675,000	Netflix, Inc., 4.875%, 6/15/2030(a)	3,713,839
860,000	Netflix, Inc., 5.375%, 11/15/2029(a)	887,861
2,145,000	Paramount Global, 4.375%, 3/15/2043	1,588,751
570,000	Paramount Global, 5.850%, 9/01/2043	499,098
1,815,000	Paramount Global, 6.875%, 4/30/2036	1,862,033
		11,529,036
	Metals & Mining — 1.2%
155,000	ArcelorMittal SA, 6.800%, 11/29/2032	166,832
1,885,000	First Quantum Minerals Ltd., 9.375%, 3/01/2029(a)	1,982,353
5,120,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	5,482,959
880,000	Steel Dynamics, Inc., 5.250%, 5/15/2035	871,604
		8,503,748
	Midstream — 1.2%
1,775,000	Targa Resources Corp., 5.550%, 8/15/2035	1,772,529
25,000	Targa Resources Corp., 6.125%, 3/15/2033	26,095
2,830,000	Targa Resources Corp., 6.500%, 3/30/2034	3,021,782
950,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	817,618
815,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	740,509
1,665,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,719,100
290,000	Whistler Pipeline LLC, 5.700%, 9/30/2031(a)	293,370
		8,391,003

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — 5.7%
$2,995,000	BBCMS Mortgage Trust, Series 2020-BID, Class B, 1 mo. USD SOFR + 2.654%, 6.975%, 10/15/2037(a)(c)	$2,993,128
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.190%, 12/15/2038(a)(c)	2,101,058
1,925,000	BPR Trust, Series 2022-SSP, Class A, 1 mo. USD SOFR + 3.000%, 7.319%, 5/15/2039(a)(c)	1,927,399
100,000	BX Commercial Mortgage Trust, Series 2024-VLT5, Class B, 5.415%, 11/13/2046(a)(c)	99,186
530,000	BX Trust, Series 2024-VLT4, Class A, 1 mo. USD SOFR + 1.491%, 5.811%, 7/15/2029(a)(c)	530,401
2,955,000	BX Trust, Series 2025-VLT6, Class A, 1 mo. USD SOFR + 1.443%, 5.762%, 3/15/2042(a)(c)	2,950,257
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.758%, 5/10/2047(a)(c)	1,821,720
2,459,980	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045(a)	2,300,130
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.138%, 12/10/2044(c)	124,984
130,000	Commercial Mortgage Trust, Series 2024-CBM, Class A2, 5.867%, 12/10/2041(a)(c)	133,686
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,423,021
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(a)	3,164,825
920,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.141%, 9/12/2040(a)(c)	948,042
532,682	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 6.684%, 7/15/2038(a)(c)	532,017
462,239	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	394,924
627,450	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.722%, 4/10/2031(a)(c)	575,928
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033(a)(c)	910,575
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.198%, 8/10/2044(a)(c)	466,722
1,945,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046(a)(c)	1,789,439
965,725	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.578%, 12/15/2047(a)(c)	936,772
295,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2025-BMS, Class A, 1 mo. USD SOFR + 1.600%, 5.919%, 1/15/2042(a)(c)	292,095
640,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2025-BMS, Class C, 1 mo. USD SOFR + 2.400%, 6.719%, 1/15/2042(a)(c)	636,041
420,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2025-BMS, Class D, 1 mo. USD SOFR + 3.150%, 7.469%, 1/15/2042(a)(c)	417,446
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$180,000	LEX Mortgage Trust, Series 2024-BBG, Class A, 4.874%, 10/13/2033(a)(c)	$179,578
601,114	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.213%, 6/15/2044(a)(c)	593,913
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.213%, 6/15/2044(a)(c)	2,370,136
82,448	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030(a)	78,222
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, Prime + 0.000%, 7.500%, 11/15/2027(a)(b)(c)(g)	255,672
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, Prime + 0.000%, 7.500%, 11/15/2027(a)(b)(c)(g)	189,267
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, Prime + 0.000%, 7.500%, 11/15/2027(a)(b)(c)(g)	71,500
1,066,371	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.822%, 7/15/2046(c)	1,023,727
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(c)	1,514,579
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.109%, 11/15/2059(c)	366,432
941,396	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.464%, 3/15/2044(a)(c)	370,197
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.960%, 6/15/2044(a)(c)	1,542,483
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.311%, 12/15/2045(c)	1,869,097
1,090,618	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	965,197
		38,859,796
	Oil Field Services — 0.3%
2,175,000	Helmerich & Payne, Inc., 5.500%, 12/01/2034(a)	2,058,433
	Pharmaceuticals — 3.9%
6,510,000	AbbVie, Inc., 4.650%, 3/15/2028	6,562,794
1,450,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	1,170,875
6,475,000	Eli Lilly & Co., 4.550%, 2/12/2028	6,538,997
2,895,000	Johnson & Johnson, 4.500%, 3/01/2027	2,919,360
930,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/09/2030, (EUR)	1,004,571
685,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	827,721
570,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	727,332
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	892,188
7,575,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,473,149
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	196,886
435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	467,892
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	339,932
		27,121,697
	Restaurants — 0.2%
1,575,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030(a)	1,425,399

Principal Amount (‡)	Description	Value (†)

	Retailers — 0.1%
$430,000	Global Auto Holdings Ltd./AAG FH U.K. Ltd., 11.500%, 8/15/2029(a)	$420,196
	Sovereigns — 2.9%
965,000	Brazil Government International Bonds, 5.000%, 1/27/2045	729,830
845,000	Brazil Government International Bonds, 6.625%, 3/15/2035	840,095
1,370,000	Colombia Government International Bonds, 7.750%, 11/07/2036	1,330,023
585,000	Colombia Government International Bonds, 8.000%, 11/14/2035	587,633
200,000	Costa Rica Government International Bonds, 7.000%, 4/04/2044	202,728
920,000	Costa Rica Government International Bonds, 7.158%, 3/12/2045	944,132
985,000	Ivory Coast Government International Bonds, 8.075%, 4/01/2036(a)	944,153
1,100,000	Mexico Government International Bonds, 5.125%, 5/04/2037, (EUR)	1,153,747
1,105,000	Mexico Government International Bonds, 6.875%, 5/13/2037	1,131,078
615,000	Morocco Government International Bonds, 4.750%, 4/02/2035, (EUR)(a)	659,260
1,955,000	Nigeria Government International Bonds, 10.375%, 12/09/2034(a)	1,961,976
400,000	Panama Government International Bonds, 6.400%, 2/14/2035	374,680
1,000,000	Panama Government International Bonds, 8.000%, 3/01/2038	1,030,000
235,000	Republic of Armenia International Bonds, 6.750%, 3/12/2035(a)	226,836
1,695,000	Republic of Turkiye, 6.500%, 1/03/2035	1,574,248
480,000	Republic of Uzbekistan International Bonds, 3.700%, 11/25/2030	406,344
200,000	Republic of Uzbekistan International Bonds, 3.900%, 10/19/2031	167,206
665,000	Republic of Uzbekistan International Bonds, 5.100%, 2/25/2029, (EUR)(a)	716,835
470,000	Republic of Uzbekistan International Bonds, 5.375%, 5/29/2027, (EUR)(a)	513,506
520,000	Republic of Uzbekistan International Bonds, 6.900%, 2/28/2032(a)	514,550
870,000	Republic of Uzbekistan International Bonds, 6.947%, 5/25/2032(a)	860,482
220,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	229,449
1,450,000	Romania Government International Bonds, 5.750%, 3/24/2035(a)	1,310,435
395,000	Romania Government International Bonds, 5.875%, 7/11/2032, (EUR)(a)	422,054
975,000	Romania Government International Bonds, 6.250%, 9/10/2034, (EUR)(a)	1,043,935
370,000	Turkiye Government International Bonds, 7.125%, 7/17/2032	363,118
		20,238,333
	Technology — 3.9%
3,700,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	3,066,761
1,400,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	1,232,357
2,410,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	2,254,344
3,255,000	Cisco Systems, Inc., 4.550%, 2/24/2028	3,282,528
Principal Amount (‡)	Description	Value (†)

	Technology — continued
$6,450,000	International Business Machines Corp., 4.650%, 2/10/2028	$6,491,177
1,820,000	Mastercard, Inc., SOFR Index + 0.440%, 4.804%, 3/15/2028(c)	1,818,544
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	352,134
2,825,000	Micron Technology, Inc., 5.875%, 9/15/2033	2,938,372
1,390,000	Motorola Solutions, Inc., 5.400%, 4/15/2034	1,406,251
670,000	NetApp, Inc., 5.500%, 3/17/2032	675,172
540,000	NetApp, Inc., 5.700%, 3/17/2035	539,094
845,000	Synopsys, Inc., 5.150%, 4/01/2035	849,449
995,000	Synopsys, Inc., 5.700%, 4/01/2055	987,948
855,000	TD SYNNEX Corp., 6.100%, 4/12/2034	879,385
		26,773,516
	Treasuries — 10.9%
22,064,000,000	Indonesia Treasury Bonds, 6.875%, 4/15/2029, (IDR)	1,337,697
242,300,000	Republic of South Africa Government Bonds, 8.500%, 1/31/2037, (ZAR)	10,984,443
77,750,000	Republic of South Africa Government Bonds, 9.000%, 1/31/2040, (ZAR)	3,501,391
69,300,000	Turkiye Government Bonds, 37.000%, 2/18/2026, (TRY)	1,717,580
2,885,000	U.K. Gilts, 4.125%, 1/29/2027, (GBP)	3,722,008
18,060,000	U.S. Treasury Notes, 3.750%, 4/15/2026(i)	18,003,563
1,105,000	U.S. Treasury Notes, 4.250%, 1/31/2026	1,106,148
825,000	U.S. Treasury Notes, 4.375%, 7/31/2026	829,125
27,660,000	U.S. Treasury Notes, 4.500%, 3/31/2026	27,773,665
4,000,000	U.S. Treasury Notes, 4.875%, 5/31/2026	4,037,656
36,185,000	Uruguay Government International Bonds, 8.500%, 3/15/2028, (UYU)	841,386
35,915,000	Uruguay Government International Bonds, 9.750%, 7/20/2033, (UYU)	862,224
		74,716,886
	Total Non-Convertible Bonds (Identified Cost $546,644,813)	490,944,632

Convertible Bonds — 1.0%
	Brokerage — 0.0%
223,000	Coinbase Global, Inc., 0.250%, 4/01/2030	206,163
3,000	Coinbase Global, Inc., 0.250%, 4/01/2030(a)(b)	2,774
		208,937
	Cable Satellite — 0.3%
1,639,655	EchoStar Corp., 3.875% PIK or 3.875% Cash, 11/30/2030(e)	1,830,163
	Consumer Cyclical Services — 0.0%
242,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028	294,514
	Diversified Manufacturing — 0.0%
139,000	Itron, Inc., 1.375%, 7/15/2030(a)	144,994
	Electric — 0.1%
146,000	Evergy, Inc., 4.500%, 12/15/2027	171,580
63,000	NRG Energy, Inc., 2.750%, 6/01/2048	146,656
102,000	Pinnacle West Capital Corp., 4.750%, 6/15/2027(a)	114,488
		432,724

Principal Amount (‡)	Description	Value (†)

	Financial Other — 0.0%
$30,180	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 28.891%–30.735%, 9/30/2028(h)	$432
	Food & Beverage — 0.0%
103,000	Post Holdings, Inc., 2.500%, 8/15/2027	122,776
	Healthcare — 0.0%
90,000	Merit Medical Systems, Inc., 3.000%, 2/01/2029(a)	122,400
	Independent Energy — 0.1%
202,000	Northern Oil & Gas, Inc., 3.625%, 4/15/2029	212,868
60,000	Permian Resources Operating LLC, 3.250%, 4/01/2028	145,463
		358,331
	Industrial Other — 0.0%
100,000	Fluor Corp., 1.125%, 8/15/2029	106,250
	Leisure — 0.1%
129,000	Carnival Corp., 5.750%, 12/01/2027	215,236
191,000	NCL Corp. Ltd., 1.125%, 2/15/2027	185,366
		400,602
	Media Entertainment — 0.0%
165,000	Sea Ltd., 2.375%, 12/01/2025	242,880
22,000	Spotify USA, Inc., Zero Coupon, 0.000%, 3/15/2026(j)	26,228
		269,108
	Pharmaceuticals — 0.0%
200,000	Jazz Investments I Ltd., 3.125%, 9/15/2030(a)	221,700
	Retailers — 0.0%
38,000	Freshpet, Inc., 3.000%, 4/01/2028	53,713
	Technology — 0.4%
146,000	BlackLine, Inc., 1.000%, 6/01/2029(a)	144,092
400,000	Datadog, Inc., Zero Coupon, 0.947%–2.593%, 12/01/2029(a)(h)	347,400
164,000	Global Payments, Inc., 1.500%, 3/01/2031	154,488
226,000	Guidewire Software, Inc., 1.250%, 11/01/2029(a)	235,379
52,000	InterDigital, Inc., 3.500%, 6/01/2027	139,646
123,000	Nutanix, Inc., 0.250%, 10/01/2027	163,652
134,000	ON Semiconductor Corp., 0.500%, 3/01/2029	115,414
20,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	68,580
217,000	Parsons Corp., 2.625%, 3/01/2029	216,241
153,000	Seagate HDD Cayman, 3.500%, 6/01/2028	184,212
235,000	Snowflake, Inc., Zero Coupon, 0.000%, 10/01/2029(a)(j)	274,832
48,000	Tyler Technologies, Inc., 0.250%, 3/15/2026	58,485
81,000	Vertex, Inc., 0.750%, 5/01/2029(a)	96,238
181,000	Workiva, Inc., 1.250%, 8/15/2028	168,149
		2,366,808
	Total Convertible Bonds (Identified Cost $6,978,795)	6,933,452
	Total Bonds and Notes (Identified Cost $553,623,608)	497,878,084

Collateralized Loan Obligations — 5.6%
975,000	720 East CLO V Ltd., Series 2024-2A, Class C, 3 mo. USD SOFR + 2.200%, 6.493%, 7/20/2037(a)(c)	974,954
Principal Amount (‡)	Description	Value (†)

$700,000	AIMCO CLO 16 Ltd., Series 2021-16A, Class BR, 3 mo. USD SOFR + 1.650%, 5.953%, 7/17/2037(a)(c)	$694,168
480,000	Apidos CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 2.212%, 6.519%, 7/16/2031(a)(c)	481,040
1,660,000	ARES XXXIX CLO Ltd., Series 2016-39A, Class BR3, 3 mo. USD SOFR + 1.750%, 6.043%, 7/18/2037(a)(c)	1,661,127
1,045,000	Bain Capital Credit CLO Ltd., Series 2020-1A, Class C1R, 3 mo. USD SOFR + 2.350%, 6.643%, 4/18/2033(a)(c)	1,045,653
575,000	Benefit Street Partners CLO Ltd., Series 2015-6BR, 3 mo. USD SOFR + 1.180%, 5.463%, 4/20/2038(a)(c)	573,290
1,335,000	Birch Grove CLO 9 Ltd., Series 2024-9A, Class A1, 3 mo. USD SOFR + 1.400%, 6.235%, 10/22/2037(a)(c)	1,334,513
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 6.355%, 1/20/2031(a)(c)	400,186
1,925,000	Carval CLO X-C Ltd., Series 2024-2A, Class B, 3 mo. USD SOFR + 1.800%, 6.093%, 7/20/2037(a)(c)	1,927,805
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD SOFR + 2.212%, 6.505%, 10/18/2030(a)(c)	730,185
1,750,000	CIFC Funding Ltd., Series 2017-5A, Class BR, 3 mo. USD SOFR + 1.700%, 6.003%, 7/17/2037(a)(c)	1,745,453
395,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 5.725%, 7/20/2034(a)(c)	395,000
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD SOFR + 2.012%, 6.305%, 4/18/2031(a)(c)	250,276
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD SOFR + 2.112%, 6.414%, 4/15/2029(a)(c)	300,198
1,030,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class BR, 3 mo. USD SOFR + 1.600%, 5.929%, 11/22/2031(a)(c)	1,028,970
435,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 5.875%, 1/20/2034(a)(c)	435,277
815,000	Golub Capital Partners CLO 74 B Ltd., Series 2024-74A, Class B, 3 mo. USD SOFR + 1.850%, 6.150%, 7/25/2037(a)(c)	815,975
470,000	Golub Capital Partners CLO 74 B Ltd., Series 2024-74A, Class C, 3 mo. USD SOFR + 2.200%, 6.500%, 7/25/2037(a)(c)	470,043
1,900,000	Madison Park Funding LIX Ltd., Series 2021-59A, Class CR, 3 mo. USD SOFR + 2.250%, 6.543%, 4/18/2037(a)(c)	1,900,961
600,000	MidOcean Credit CLO XV Ltd., Series 2024-15A, Class B, 3 mo. USD SOFR + 1.950%, 6.243%, 7/21/2037(a)(c)	600,785
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 6.462%, 1/28/2030(a)(c)	3,301,475
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD SOFR + 2.162%, 6.452%, 1/22/2030(a)(c)	921,585
485,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class B1R2, 3 mo. USD SOFR + 1.800%, 6.093%, 4/20/2037(a)(c)	485,501

Principal Amount (‡)	Description	Value (†)

$1,090,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class CR2, 3 mo. USD SOFR + 2.200%, 6.493%, 4/20/2037(a)(c)	$1,093,602
885,000	OHA Loan Funding Ltd., Series 2013-1A, Class CR3, 3 mo. USD SOFR + 2.350%, 6.640%, 4/23/2037(a)(c)	886,076
1,535,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR2, 3 mo. USD SOFR + 2.100%, 6.393%, 7/20/2037(a)(c)	1,536,831
1,945,000	Palmer Square BDC CLO 1 Ltd., Series 1A, Class B1, 3 mo. USD SOFR + 2.150%, 6.452%, 7/15/2037(a)(c)	1,949,260
1,650,000	Palmer Square CLO Ltd., Series 2024-2A, Class B, 3 mo. USD SOFR + 1.650%, 5.943%, 7/20/2037(a)(c)	1,648,654
2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 6.243%, 4/20/2036(a)(c)	2,110,101
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD SOFR + 2.162%, 6.464%, 10/15/2029(a)(c)	2,565,184
835,625	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 5.684%, 5/20/2031(a)(c)	835,348
430,000	Sixth Street CLO XV Ltd., Series 2020-15A, Class CR, 3 mo. USD SOFR + 2.000%, 6.297%, 10/24/2037(a)(c)	429,679
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD SOFR + 2.412%, 6.714%, 4/15/2033(a)(c)	1,030,144
1,055,000	Wellfleet CLO Ltd., Series 2024-1A, Class B, 3 mo. USD SOFR + 2.050%, 6.343%, 7/18/2037(a)(c)	1,057,326
565,000	Wellfleet CLO Ltd., Series 2024-1A, Class C, 3 mo. USD SOFR + 2.450%, 6.743%, 7/18/2037(a)(c)	565,228
	Total Collateralized Loan Obligations (Identified Cost $37,986,225)	38,181,853

Senior Loans — 1.9%
	Food & Beverage — 0.2%
155,000	Aramark Services, Inc., 2024 Term Loan B7, 4/06/2028(k)	154,839
360,438	Aramark Services, Inc., 2024 Term Loan B8, 6/22/2030(k)	359,911
1,081,312	Aramark Services, Inc., 2024 Term Loan B8, 1 mo. USD SOFR + 2.000%, 6.325%, 6/22/2030(c)(l)	1,079,734
		1,594,484
	Gaming — 0.4%
325,000	DK Crown Holdings, Inc., 2025 Term Loan B, 3/04/2032(k)	322,767
515,000	DK Crown Holdings, Inc., 2025 Term Loan B, 1 mo. USD SOFR + 1.750%, 6.064%, 3/04/2032(c)(l)	511,462
1,124,154	Flutter Financing BV, 2024 Term Loan B, 11/30/2030(k)	1,116,724
327,172	Flutter Financing BV, 2024 Term Loan B, 3 mo. USD SOFR + 1.750%, 6.049%, 11/30/2030(c)(l)	325,009
118,521	Light & Wonder International, Inc., 2024 Term Loan B2, 1 mo. USD SOFR + 2.250%, 6.566%, 4/14/2029(c)(l)	118,057
		2,394,019
Principal Amount (‡)	Description	Value (†)

	Healthcare — 0.2%
$907,507	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 8.325%, 9/29/2028(c)(l)	$903,541
663,338	IQVIA, Inc., 2025 Repriced Term Loan B, 1/02/2031(k)	663,132
		1,566,673
	Leisure — 0.4%
366,572	Carnival Corp., 2025 Term Loan (2027), 1 mo. USD SOFR + 2.000%, 6.325%, 8/08/2027(c)(l)	365,564
2,481,525	Carnival Corp., 2025 Term Loan (2028), 1 mo. USD SOFR + 2.000%, 6.325%, 10/18/2028(c)(l)	2,476,090
		2,841,654
	Lodging — 0.1%
585,553	Hilton Grand Vacations Borrower LLC, 2024 Incremental Term Loan B, 1/17/2031(k)	580,705
	Media Entertainment — 0.1%
319,514	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 8.575%, 5/03/2028(c)(l)	302,143
	Metals & Mining — 0.2%
1,245,000	Novelis Corp., 2025 Term Loan B, 3 mo. USD SOFR + 2.000%, 6.292%, 3/11/2032(c)(l)	1,243,444
	Property & Casualty Insurance — 0.1%
369,275	HUB International Ltd., 2025 Term Loan B, 3 mo. USD SOFR + 2.500%, 6.787%, 6/20/2030(c)(l)	367,443
208,693	Ryan Specialty Group LLC, 2024 USD Term Loan B, 1 mo. USD SOFR + 2.250%, 6.575%, 9/15/2031(c)(l)	207,806
357,169	Truist Insurance Holdings LLC, 2024 Term Loan B, 3 mo. USD SOFR + 2.750%, 7.049%, 5/06/2031(c)(l)	354,491
		929,740
	Technology — 0.2%
946,136	Open Text Corp., 2023 Term Loan B, 1/31/2030(k)	943,553
384,486	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 1.750%, 6.075%, 1/31/2030(c)(l)	383,436
		1,326,989
	Total Senior Loans (Identified Cost $12,838,889)	12,779,851

Equity-Linked Notes — 1.7%
985,561	Barclays Bank PLC, (Parker-Hannifin Corp.), 10.770%, 3/23/2026(a)	960,664
1,084,208	Barclays Bank PLC, (FedEx Corp.), 12.760%, 1/29/2026(a)	1,009,163
778,548	Barclays Bank PLC, (ServiceNow, Inc.), 13.610%, 3/09/2026(a)	697,696
669,192	Barclays Bank PLC, (Meta Platforms, Inc.), 14.920%, 4/07/2026(a)	660,635
968,827	BNP Paribas Issuance BV, (Progressive Corp.), 11.150%, 8/15/2025(a)	1,011,834
810,845	BNP Paribas Issuance BV, (Caterpillar, Inc.), 12.410%, 3/19/2026(a)	815,926
996,715	BNP Paribas Issuance BV, (Amazon.com, Inc.), 12.420%, 3/12/2026(a)	947,089
998,550	BNP Paribas Issuance BV, (American Express Co.), 12.710%, 3/26/2026(a)	1,028,630
955,917	Citigroup Global Markets Holdings, Inc., (EOG Resources, Inc.), 11.830%, 2/11/2026(a)	940,283

Principal Amount (‡)	Description	Value (†)

$1,015,641	Citigroup Global Markets Holdings, Inc., (Eli Lilly and Co.), 17.150%, 10/02/2025(a)	$990,810
1,000,389	GS Finance Corp., MTN, (Pfizer, Inc.), 12.800%, 3/30/2026(a)	994,883
768,832	GS Finance Corp., MTN, (Booking Holdings, Inc.), 14.400%, 8/25/2025(a)	725,987
1,025,459	JPMorgan Chase Bank NA, (Dominion Energy, Inc.), 12.280%, 4/06/2026(a)	1,035,338
	Total Equity-Linked Notes (Identified Cost $12,058,685)	11,818,938

Shares
Common Stocks— 1.6%
	Aerospace & Defense — 0.1%
615	Lockheed Martin Corp.	274,727
184	Northrop Grumman Corp.	94,210
		368,937
	Air Freight & Logistics — 0.0%
1,959	United Parcel Service, Inc., Class B	215,470
	Banks — 0.0%
377	JPMorgan Chase & Co.	92,478
	Biotechnology — 0.2%
722	AbbVie, Inc.	151,274
20,331	BioMarin Pharmaceutical, Inc.(g)	1,437,198
		1,588,472
	Capital Markets — 0.1%
84	BlackRock, Inc.	79,504
1,552	Morgan Stanley	181,072
		260,576
	Chemicals — 0.0%
149	Linde PLC	69,380
	Construction Materials — 0.3%
287,957	Cemex SAB de CV, ADR	1,615,439
	Consumer Staples Distribution & Retail — 0.0%
95	Costco Wholesale Corp.	89,849
838	Walmart, Inc.	73,568
		163,417
	Containers & Packaging — 0.0%
659	Packaging Corp. of America	130,495
	Electric Utilities — 0.0%
1,489	Duke Energy Corp.	181,613
	Electrical Equipment — 0.0%
1,802	Emerson Electric Co.	197,571
	Financial Services — 0.0%
394	Mastercard, Inc., Class A	215,959
	Ground Transportation — 0.0%
302	Union Pacific Corp.	71,345
	Health Care Equipment & Supplies — 0.0%
768	Abbott Laboratories	101,875
	Health Care Providers & Services — 0.1%
461	Elevance Health, Inc.	200,517
403	UnitedHealth Group, Inc.	211,071
		411,588
Shares	Description	Value (†)
	Household Products — 0.1%
1,782	Colgate-Palmolive Co.	$166,973
865	Kimberly-Clark Corp.	123,020
911	Procter & Gamble Co.	155,253
		445,246
	Interactive Media & Services — 0.0%
1,496	Alphabet, Inc., Class A	231,342
	Life Sciences Tools & Services — 0.0%
353	Thermo Fisher Scientific, Inc.	175,653
	Machinery — 0.0%
120	Deere & Co.	56,322
	Media — 0.3%
184,712	Altice USA, Inc., Class A(g)	491,334
7,026	Comcast Corp., Class A	259,259
105,953	Paramount Global, Class B	1,267,198
		2,017,791
	Oil, Gas & Consumable Fuels — 0.1%
1,516	Exxon Mobil Corp.	180,298
2,346	Williams Cos., Inc.	140,197
		320,495
	Pharmaceuticals — 0.1%
2,011	Bristol-Myers Squibb Co.	122,651
793	Johnson & Johnson	131,511
3,303	Merck & Co., Inc.	296,477
		550,639
	Real Estate Management & Development — 0.0%
84,422	China Aoyuan Group Ltd.(g)	1,824
185,246	Sunac China Holdings Ltd.(g)	37,079
		38,903
	Semiconductors & Semiconductor Equipment — 0.1%
1,039	Broadcom, Inc.	173,960
1,803	Microchip Technology, Inc.	87,283
1,374	QUALCOMM, Inc.	211,060
		472,303
	Software — 0.1%
618	Microsoft Corp.	231,991
910	Salesforce, Inc.	244,208
		476,199
	Specialty Retail — 0.0%
153	Home Depot, Inc.	56,073
	Technology Hardware, Storage & Peripherals — 0.0%
817	Apple, Inc.	181,480

Shares	Description	Value (†)
	Trading Companies & Distributors — 0.0%
403	Fastenal Co.	$31,253
	Total Common Stocks (Identified Cost $13,252,470)	10,738,314

Preferred Stocks — 0.3%

Convertible Preferred Stocks — 0.3%
	Aerospace & Defense — 0.3%
30,465	Boeing Co., 6.000%	1,822,721
	Brokerage — 0.0%
1,250	Apollo Global Management, Inc., 6.750%	91,363
	Electric — 0.0%
6,160	PG&E Corp., Series A, 6.000%	275,598
	Total Convertible Preferred Stocks (Identified Cost $1,900,129)	2,189,682
	Total Preferred Stocks (Identified Cost $1,900,129)	2,189,682

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker, Ltd.(b)(m) (Identified Cost $9,000,000)	—

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 16.1%
$25,143,080	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2025 at 2.500% to be repurchased at $25,144,826 on 4/01/2025 collateralized by $30,155,100 U.S. Treasury Note, 1.125% due 2/15/2031 valued at $25,646,011 including accrued interest(n)	$25,143,080
13,760,000	U.S. Treasury Bills, 4.196%, 6/05/2025(o)	13,655,778
30,935,000	U.S. Treasury Bills, 4.200%–4.202%, 4/17/2025(o)(p)	30,876,443
10,195,000	U.S. Treasury Bills, 4.203%–4.220%, 4/10/2025(o)(p)	10,184,168
30,885,000	U.S. Treasury Bills, 4.205%–4.206%, 4/03/2025(o)(p)	30,877,719
	Total Short-Term Investments (Identified Cost $110,738,154)	110,737,188
	Total Investments — 99.7% (Identified Cost $751,398,160)	684,323,910
	Other assets less liabilities — 0.3%	2,336,858
	Net Assets — 100.0%	$686,660,768

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares/ Contracts (††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	4/17/2025	145	(600)	$(79,590)	$(730)	$(168)
Alphabet, Inc., Call	4/17/2025	200	(400)	(61,856)	(591)	(10)
Apple, Inc., Call	4/17/2025	260	(300)	(66,639)	(654)	(12)
Bristol-Myers Squibb Co., Call	4/17/2025	62.5	(1,200)	(73,188)	(601)	(906)
Broadcom, Inc., Call	4/17/2025	260	(200)	(33,486)	(551)	(5)
Elevance Health, Inc., Call	4/17/2025	440	(200)	(86,992)	(853)	(2,470)
Exxon Mobil Corp., Call	4/17/2025	115	(700)	(83,251)	(943)	(3,570)
Fastenal Co., Call	4/17/2025	80	(400)	(31,020)	(375)	(530)
JPMorgan Chase & Co., Call	4/17/2025	280	(200)	(49,060)	(473)	(26)
Lockheed Martin Corp., Call	4/17/2025	485	(200)	(89,342)	(568)	(155)
Microchip Technology, Inc., Call	4/17/2025	70	(1,400)	(67,774)	(1,669)	(140)
Microsoft Corp., Call	4/17/2025	430	(200)	(75,078)	(869)	(26)
Morgan Stanley, Call	4/17/2025	145	(400)	(46,668)	(507)	(14)
QUALCOMM, Inc., Call	4/17/2025	180	(500)	(76,805)	(969)	(38)
Salesforce, Inc., Call	4/17/2025	360	(200)	(53,672)	(857)	(17)
Thermo Fisher Scientific, Inc., Call	4/17/2025	580	(200)	(99,520)	(980)	(290)
UnitedHealth Group, Inc., Call	4/17/2025	520	(100)	(52,375)	(464)	(2,095)
Walmart, Inc., Call	4/17/2025	105	(200)	(17,558)	(146)	(2)
Total					$(12,800)	$(10,474)

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Equity-linked notes are fair valued at bid prices supplied by an independent pricing service.
Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.
Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter
(“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2025, the value of Rule 144A holdings amounted to
$302,013,805 or 44.0% of net assets.

(b)	Level 3 security. Value has been determined using significant unobservable inputs.
(c)
Variable rate security. Rate as of March 31, 2025 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(d)	Perpetual bond with no specified maturity date.
(e)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(i)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(k)	Position is unsettled. Contract rate was not determined at March 31, 2025 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 0.75%, to which the spread is added.

(m)	Securities subject to restriction on resale. At March 31, 2025, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	$9,000,000	$ —	0.0%

(n)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-
party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the
Fund's ability to dispose of the underlying securities. As of March 31, 2025, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

JIBAR	Johannesburg Interbank Agreed Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
UYU	Uruguayan Peso
ZAR	South African Rand
Swap Agreements
The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the "protection buyer" and "protection seller") to exchange the credit risk of an issuer ("reference obligation") for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments ("fees") over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the over-the-counter ("OTC") market and may be entered into as a bilateral contract or centrally cleared ("centrally cleared swaps"). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as "variation margin," are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund's counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.
At March 31, 2025, the Fund had the following open centrally cleared interest rate swap agreements:
Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
210,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX - JIBAR	$92,578	$91,639

At March 31, 2025, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S44	(5.00%)	6/20/2030	5,925,000	$(350,610)	$(316,541)	$34,069

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
1	Payments are made quarterly.
2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At March 31, 2025, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	6/05/2025	EUR	S	2,255,000	$2,377,965	$2,447,008	$(69,043)
BNP Paribas SA	5/19/2025	ZAR	B	102,952,000	5,598,531	5,594,049	(4,482)
BNP Paribas SA	5/19/2025	ZAR	S	309,060,000	16,513,674	16,793,232	(279,558)
Total							$(353,083)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At March 31, 2025, the Fund had the following open long futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	6/18/2025	515	$57,453,549	$57,277,656	$(175,893)
CBOT 2 Year U.S. Treasury Notes Futures	6/30/2025	76	15,702,324	15,745,063	42,739
CBOT 5 Year U.S. Treasury Notes Futures	6/30/2025	998	107,526,059	107,939,938	413,879
Total					$280,725

At March 31, 2025, the Fund had the following open short futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	6/18/2025	154	$18,094,823	$18,061,313	$33,510
CBOT Ultra Long-Term U.S. Treasury Bond Futures	6/18/2025	66	8,127,581	8,068,500	59,081
Ultra 10 Year U.S. Treasury Notes Futures	6/18/2025	508	57,731,473	57,975,500	(244,027)
Total					$(151,436)
Fair Value Measurements
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2025, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$ —	$25,587,817	$1,960,282	$27,548,099
Non-Agency Commercial Mortgage-Backed Securities	—	38,343,357	516,439	38,859,796
All Other Non-Convertible Bonds(a)	—	424,536,737	—	424,536,737
Total Non-Convertible Bonds	—	488,467,911	2,476,721	490,944,632
Convertible Bonds
Brokerage	—	206,163	2,774	208,937
All Other Convertible Bonds(a)	—	6,724,515	—	6,724,515
Total Convertible Bonds	—	6,930,678	2,774	6,933,452
Total Bonds and Notes	—	495,398,589	2,479,495	497,878,084
Collateralized Loan Obligations	—	38,181,853	—	38,181,853
Senior Loans(a)	—	12,779,851	—	12,779,851
Equity-Linked Notes	—	11,818,938	—	11,818,938

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Management & Development	$ —	$38,903	$ —	$38,903
All Other Common Stocks(a)	10,699,411	—	—	10,699,411
Total Common Stocks	10,699,411	38,903	—	10,738,314
Preferred Stocks(a)	2,189,682	—	—	2,189,682
Other Investments(a)	—	—	—	—
Short-Term Investments	—	110,737,188	—	110,737,188
Total Investments	12,889,093	668,955,322	2,479,495	684,323,910
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	91,639	—	91,639
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	34,069	—	34,069
Futures Contracts (unrealized appreciation)	549,209	—	—	549,209
Total	$13,438,302	$669,081,030	$2,479,495	$684,998,827

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(10,474)	$ —	$ —	$(10,474)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(353,083)	—	(353,083)
Futures Contracts (unrealized depreciation)	(419,920)	—	—	(419,920)
Total	$(430,394)	$(353,083)	$ —	$(783,477)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2024 and/or March 31, 2025:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2024	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2025	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2025
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1,983,855	$ —	$(5,453)	$24,916	$ —	$(43,036)	$ —	$ —	$1,960,282	$22,309
Non-Agency Commercial Mortgage- Backed Securities	819,674	—	—	(303,235)	—	—	—	—	516,439	(303,235)
Convertible Bonds
Brokerage	—	19	(126)	(97)	283,456	(280,478)	—	—	2,774	(97)
Other Investments
Aircraft ABS	—	—	—	—	—	—	—	—	—	—
Total	$2,803,529	$19	$(5,579)	$(278,416)	$283,456	$(323,514)	$ —	$ —	$2,479,495	$(281,023)
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.
The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of March 31, 2025, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities.

The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of March 31, 2025, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of March 31, 2025, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes, to manage duration and yield curve management.
The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of March 31, 2025, the Fund engaged in option contracts for hedging purposes and investment exposure.
The following is a summary of derivative instruments for the Fund, as of March 31, 2025:
Assets	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Exchange-traded/cleared asset derivatives
Interest rate contracts	$549,209	$92,578	$641,787

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$ —	$(353,083)	$ —	$ —	$(353,083)
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	—	(419,920)	—	(419,920)
Credit contracts	—	—	—	(316,541)	(316,541)
Equity contracts	(10,474)	—	—	—	(10,474)
Total exchange-traded/cleared liability derivatives	$(10,474)	$—	$(419,920)	$(316,541)	$(746,935)
Total liability derivatives	$(10,474)	$(353,083)	$(419,920)	$(316,541)	$(1,100,018)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2025, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$ (69,043)	$ —
BNP Paribas SA	(284,040)	410,000
Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.
Industry Summary at March 31, 2025 (Unaudited)
Treasuries	10.9%
ABS Other	6.2
Non-Agency Commercial Mortgage-Backed Securities	5.7
Technology	4.5
Cable Satellite	4.3
ABS Home Equity	4.0
Pharmaceuticals	4.0
ABS Car Loan	3.2
Sovereigns	2.9
Aerospace & Defense	2.6
Banking	2.5
Food & Beverage	2.0
Other Investments, less than 2% each	23.5
Collateralized Loan Obligations	5.6
Equity-Linked Notes	1.7
Short-Term Investments	16.1
Total Investments	99.7
Other assets less liabilities (Including open written options, swap agreements, forward foreign currency and futures contracts)	0.3
Net Assets	100.0%